Exhibit 99.1

New Relic Announces Third Quarter of Fiscal Year 2016 Results

Revenue increased 64% year-over-year to $47.7 million in the third quarter

First quarter of positive operating cash flow

San Francisco – February 4, 2016 – Software analytics company New Relic, Inc. (NYSE: NEWR) today announced financial results for the third fiscal quarter ended December 31, 2015.

“We are continuing to drive momentum for the New Relic Software Analytics Cloud as companies of all sizes – from start-ups to Fortune 10 enterprises – entrust their digital future to New Relic,” said Lew Cirne, CEO and founder, New Relic. “Whether you’re a developer, an IT operations professional or an executive, we see New Relic rapidly becoming the first, best place to look when you need to understand what’s happening in your digital business.”

Third Quarter Fiscal 2016 Financial Highlights:

•	Revenue of $47.7 million, up 64% compared with the third quarter of fiscal 2015 and 11% from the second quarter of fiscal 2016.

•	GAAP loss from operations was $18.2 million for the third quarter of fiscal 2016, compared with $15.6 million for the third quarter of fiscal 2015. Non-GAAP loss from operations was $10.7 million for the third quarter of fiscal 2016, compared with $11.8 million for the third quarter of fiscal 2015.

•	GAAP net loss per share was $0.37 for the third quarter of fiscal 2016 based on 49.0 million weighted-average shares outstanding, compared with $0.70 for the third quarter of fiscal 2015 based on 22.8 million weighted-average shares outstanding. Non-GAAP net loss per share was $0.22 for the third quarter of fiscal 2016 based on 49.0 million non-GAAP weighted-average shares outstanding, compared with $0.28 for the third quarter of fiscal 2015 based on 42.3 million non-GAAP weighted-average shares outstanding.

•	Cash, cash equivalents and short-term investments were $191.0 million at the end of the third quarter of fiscal 2016, compared with $189.0 million at the end of the second quarter of fiscal 2016.

Customer Highlights:

•	As of December 31, 2015, total Paid Business Accounts were 13,126.

•	Dollar-Based Net Expansion Rate for the quarter ended December 31, 2015 was 129%.

•	New customers in the quarter included: Cirque du Soleil, FlightNetwork.com, France Télévisions SA, Hachette Book Group, Hy-Vee, Inc., Isolation Network, Inc., Lighthouse eDiscovery, Major League Soccer, NYC-DOT, New Zealand Media and Entertainment, Office Depot International in Europe and Royal Opera House.

•	Expanded customer relationships in the quarter included: Adobe Systems Incorporated, American Eagle Outfitters, Inc., Citrix, Despegar.com, Eastern Bank Corporation, Fox Sports, Globosat, Hogg Robinson plc, iHeartMedia, Jive, Kent State University, Multiplus, NBCUniversal, Ocado, REI, Sensis, VenueNext, Yellow Pages Limited and Zenefits.

Third Quarter & Recent Business Highlights:

•	Acquired Opsmatic, Inc. [https://ir.newrelic.com/press-releases/Press-Release-Details/2015/New-Relic-Acquires-Real-time-Infrastructure-Monitoring-Company-Opsmatic], a San Francisco-based startup focused on live-state infrastructure monitoring for modern DevOps teams.

•	Announced the appointment of Robson Grieve [https://ir.newrelic.com/press-releases/Press-Release-Details/2015/Robson-Grieve-Joins-New-Relic-as-Chief-Marketing-Officer] as Chief Marketing Officer.

•	Expanded the New Relic Software Analytics Cloud [https://ir.newrelic.com/press-releases/Press-Release-Details/2015/New-Relic-Embeds-Analytics-Across-Product-Line-for-the-Modern-Enterprise] at FutureStack15 to deliver a single platform with real-time analytics embedded into every product.

•	Ranked as the fastest growing public software company [https://ir.newrelic.com/press-releases/Press-Release-Details/2015/New-Relic-Ranked-as-One-of-the-Fastest-Growing-Companies-in-North-America-on-Deloittes-2015-Technology-Fast-500] with a market capitalization over $100M in Deloitte’s Technology Fast 500TM.

•	Launched partnership with Carahsoft Technology Corp. [https://ir.newrelic.com/press-releases/Press-Release-Details/2015/New-Relic-Launches-Partnership-With-Carahsoft-Technology-Corp], to help expand the New Relic Software Analytics Cloud in the public sector.

Outlook:

New Relic is initiating its outlook for its fourth quarter of fiscal 2016, as well as updating its outlook for the full fiscal year 2016.

•	Fourth Quarter Fiscal 2016 Outlook:

•	Revenue between $49.8 million and $50.8 million, representing year-over-year growth of between 49% and 52%.

•	Non-GAAP loss from operations of between $11.5 million and $12.5 million.

•	Non-GAAP net loss per share of between $0.23 and $0.25. This assumes 49.7 million non-GAAP weighted average common shares outstanding.

•	Full Year Fiscal 2016 Outlook:

•	Revenue between $178.6 million and $179.6 million, representing year-over-year growth of between 62% and 63%.

•	Non-GAAP loss from operations of between $40.8 million and $41.8 million.

•	Non-GAAP net loss per share of between $0.83 and $0.85. This assumes 48.9 million non-GAAP weighted average common shares outstanding.

Conference Call Details:

•	What: New Relic financial results for the third quarter of fiscal year 2016 and outlook for the fourth quarter of fiscal 2016 and the full year of fiscal 2016.

•	When: February 4, 2016 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time).

•	Dial in: To access the call in the U.S., please dial (877) 201-0168, and for international callers, please dial (647) 788-4901. Callers may provide confirmation number 19381228 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.newrelic.com (live and replay).

•	Replay: Following the completion of the call through 11:59 PM Eastern Time on February 12, 2015, a telephone replay will be available by dialing (855) 859-2056 from the United States or (404) 537-3406 internationally with conference ID 19381228.

About New Relic

New Relic is a software analytics company that delivers real-time insights to more than 500,000 users and 13,000 paid business accounts. As a multi-tenant SaaS platform, the New Relic Software Analytics Cloud helps companies securely monitor their production software in virtually any environment, without having to build or maintain dedicated infrastructure. New Relic helps companies improve application performance, create delightful customer experiences, and realize business success. Learn more at newrelic.com.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain “forward-looking” statements, as that term is defined under the federal securities laws, including but not limited to statements regarding New Relic’s future financial performance, including its outlook on financial results for the fourth quarter of fiscal year 2016 and for the full fiscal year 2016, market trends and opportunity, customer adoption and momentum of New Relic’s products, competitive advantages, potential growth, including growth in the public sector, quantity and range of data types collected by New Relic’s customers, New Relic’s value proposition to its customers, the benefits of collaborative efforts and acquisitions, and New Relic’s ability to execute on its vision. These forward-looking statements are based on New Relic’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause New Relic’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, New Relic’s ability to generate sufficient revenue to achieve and sustain profitability, particularly in light of its significant ongoing expenses; New Relic’s short operating history in an evolving industry; New Relic’s ability to manage its significant recent growth; fluctuation of New Relic’s quarterly results; the development of the overall market for SaaS business software; the dependence of New Relic’s business on its customers purchasing additional subscriptions and products from it and renewing their subscriptions; New Relic’s ability to develop enhancements to its products, increase adoption and usage of its products and introduce new products that achieve market acceptance; New Relic’s ability to persuade New Relic’s customers to expand their use of New Relic’s products to additional use cases; New Relic’s ability to determine optimal prices for its products; New Relic’s ability to expand its marketing and sales capabilities and increase sales of its solutions to large enterprises while mitigating the risks associated with serving such customers; privacy concerns, which could result in additional cost and liability to New Relic or inhibit sales; changes in privacy laws, regulations and standards; New Relic’s ability to effectively compete in the intensely competitive market for application performance monitoring solutions and respond effectively to rapidly changing technology, evolving industry standards and changing customer needs, requirements or preferences; New Relic’s dependence on lead generation strategies to drive sales and revenue; interruptions or performance problems associated with New Relic’s technology and infrastructure; defects or disruptions in New Relic’s products; the expense and complexity of New Relic’s ongoing and planned investments in data center hosting facilities; risks associated with international operations; New Relic’s ability to protect its intellectual property rights; and other “Risk Factors” set forth in New Relic’s most recent filings with the Securities and Exchange Commission (the “SEC”).

Further information on these and other factors that could affect New Relic’s financial results and the forward-looking statements in this press release is included in the filings we make with the SEC from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2015. Copies of these documents may be obtained by visiting New Relic’s Investor Relations website at http://ir.newrelic.com or the SEC’s website at www.sec.gov.

New Relic assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measures

New Relic discloses the following non-GAAP financial measures in this release and the earnings call referencing this press release: non-GAAP loss from operations, non-GAAP net loss, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating margin, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative and non-GAAP weighted average shares used to compute net loss per share attributable to common stockholders. New Relic uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. New Relic believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.

New Relic defines non-GAAP gross profit, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for: (1) stock-based compensation expense, (2) amortization of stock-based compensation capitalized in software development costs, (3) the amortization of purchased intangibles, (4) lawsuit litigation expense, (5) the transaction costs related to acquisition and (6) employer payroll tax expense on equity incentive plans, as applicable. New Relic excludes employer payroll tax expense on equity incentive plans as these expenses are tied to the exercise or vesting of underlying equity awards and the price of New Relic’s common stock at the time of vesting or exercise. As a result, these taxes may vary in any particular period independent of the financial and operating performance of New Relic’s business. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the non-GAAP weighted average shares used to compute net loss per share attributable to common stockholders that are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.

With respect to New Relic’s outlook under “Outlook” above, New Relic has not reconciled its expectations as to non-GAAP loss from operations to GAAP loss from operations or non-GAAP net loss per share to GAAP net loss per share because certain items such as stock-based compensation, lawsuit litigation expenses and employer payroll taxes on equity incentive plans are out of New Relic’s control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort.

Operating Metrics

New Relic’s dollar-based net expansion rate compares its recurring subscription revenue from customers from one period to the next. It is increased when customers increase their use of New Relic’s products, use additional products, or upgrade to a higher subscription tier. New Relic’s dollar-based net expansion rate is reduced when customers decrease their use of New Relic’s products, use fewer products, or downgrade to a lower subscription tier.

New Relic is a registered trademark of New Relic, Inc.

All product and company names herein may be trademarks of their registered owners.

Investor Contact

Jonathan Parker

New Relic, Inc.

503-336-9280

IR@newrelic.com

Media Contact

Andrew Schmitt

New Relic, Inc.

415-869-7109

aschmitt@newrelic.com

Condensed Consolidated Statements of Operations

(In thousands, except per share data; unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014
Revenue	$47,744	$29,029	$128,817	$77,003
Cost of revenue	9,744	5,940	26,562	15,001

Gross profit	38,000	23,089	102,255	62,002
Operating expenses:
Research and development	12,015	6,410	31,385	16,659
Sales and marketing	35,153	25,460	93,201	63,094
General and administrative	9,070	6,864	26,014	17,464

Total operating expenses	56,238	38,734	150,600	97,217

Loss from operations	(18,238)	(15,645)	(48,345)	(35,215)

Other income (expense):
Interest income	158	47	448	65
Interest expense	(20)	(54)	(47)	(83)
Other expense, net	(163)	(381)	(196)	(195)

Loss before income taxes	(18,263)	(16,033)	(48,140)	(35,428)
Income tax provision (benefit)	92	(104)	153	(104)

Net loss	$(18,355)	$(15,929)	$(48,293)	$(35,324)

Net loss per share attributable to common stockholders, basic and diluted	$(0.37)	$(0.70)	$(1.01)	$(1.94)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	48,953	22,847	48,001	18,182

Condensed Consolidated Balance Sheets

(In thousands, except par value; unaudited)

	December 31,	March 31,
	2015	2015
Assets
Current assets:
Cash and cash equivalents	$71,901	$105,257
Short-term investments	119,105	95,503
Accounts receivable, net of allowance for doubtful accounts of $478 and $282, respectively	23,408	13,813
Prepaid expenses and other current assets	5,676	4,299

Total current assets	220,090	218,872

Property and equipment, net	40,398	35,397
Restricted cash	8,023	4,623
Goodwill	11,828	2,053
Intangible assets, net	3,919	2,300
Other assets, non-current	1,583	1,466

Total assets	$285,841	$264,711

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,630	$4,969
Accrued compensation and benefits	8,893	6,288
Other current liabilities	4,516	3,623
Deferred revenue	55,370	29,185

Total current liabilities	75,409	44,065
Deferred rent, non-current	4,770	4,638
Deferred revenue, non-current	2,689	124
Other liabilities, non-current	1,616	1,014

Total liabilities	84,484	49,841

Stockholders’ equity:
Common stock, $0.001 par value	50	47
Treasury stock—at cost (260 shares)	(263)	(263)
Additional paid-in capital	381,634	346,671
Accumulated other comprehensive (loss) income	(171)	15
Accumulated deficit	(179,893)	(131,600)

Total stockholders’ equity	201,357	214,870

Total liabilities and stockholders’ equity	$285,841	$264,711

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Nine Months Ended December 31,
	2015	2014
Cash flows from operating activities:
Net loss:	$(48,293)	$(35,324)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	11,058	6,089
Stock-based compensation expense	16,603	7,592
Other	817	208
Changes in operating assets and liabilities, net of acquisition of business:
Accounts receivable	(10,010)	(6,754)
Prepaid expenses and other assets	(1,265)	(1,443)
Accounts payable	859	(777)
Accrued compensation and benefits and other liabilities	4,068	2,936
Deferred rent	199	771
Deferred revenue	28,750	13,273

Net cash provided by (used in) operating activities	2,786	(13,429)

Cash flows from investing activities:
Purchases of property and equipment	(8,119)	(10,628)
Acquisition of business, net of cash acquired	(5,498)	(2,262)
Increase in restricted cash	(3,400)	(25)
Purchases of short-term investments	(80,046)	(37,189)
Proceeds from sale and maturity of short-term investments	55,692	—
Capitalized software development costs	(5,316)	(6,667)

Net cash used in investing activities	(46,687)	(56,771)

Cash flows from financing activities:
Proceeds from issuances of preferred stock, net of issuance costs	—	97,243
Proceeds from initial public offering, net of issuance costs	—	120,601
Principal payments on debt	—	(271)
Proceeds from issuance of common stock	10,545	914

Net cash provided by financing activities	10,545	218,487

Net increase (decrease) in cash and cash equivalents	(33,356)	148,287
Cash and cash equivalents, beginning of period	105,257	19,453

Cash and cash equivalents, end of period	$71,901	$167,740

Reconciliation from GAAP to Non-GAAP Results

(In thousands, except per share data; unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014
Reconciliation of gross profit and gross margin:
GAAP gross profit	$38,000	$23,089	$102,255	$62,002
Plus: Stock-based compensation	333	166	893	359
Plus: Amortization of purchased intangibles	339	198	739	198
Plus: Amortization of stock-based compensation capitalized in software development costs	167	51	388	113
Plus: Employer payroll tax on employee equity incentive plans	9	—	12	—

Non-GAAP gross profit	$38,848	$23,504	$104,287	$62,672

GAAP gross margin	80%	80%	79%	81%
Non-GAAP adjustments	1%	1%	2%	1%

Non-GAAP gross margin	81%	81%	81%	82%

Reconciliation of operating expenses:
GAAP research and development	$12,015	$6,410	$31,385	$16,659
Less: Stock-based compensation	(1,684)	(721)	(4,223)	(1,178)
Less: Employer payroll tax on employee equity incentive plans	(127)	—	(195)	—

Non-GAAP research and development	$10,204	$5,689	$26,967	$15,481

GAAP sales and marketing	$35,153	$25,460	$93,201	$63,094
Less: Stock-based compensation	(2,588)	(1,474)	(6,634)	(3,378)
Less: Amortization of purchased intangibles	(10)	(12)	(35)	(12)
Less: Employer payroll tax on employee equity incentive plans	(85)	—	(416)	—

Non-GAAP sales and marketing	$32,470	$23,974	$86,116	$59,704

GAAP general and administrative	$9,070	$6,864	$26,014	$17,464
Less: Stock-based compensation	(1,751)	(1,065)	(4,853)	(2,677)
Less: Lawsuit litigation	(16)	(94)	(43)	(1,217)
Less: Amortization of purchased intangibles	(32)	(37)	(106)	(37)
Less: Transaction costs related to acquisition	(281)	(71)	(385)	(71)
Less: Employer payroll tax on employee equity incentive plans	(132)	—	(210)	—

Non-GAAP general and administrative	$6,858	$5,597	$20,417	$13,462

Reconciliation of loss from operations and operating margin:
GAAP loss from operations	$(18,238)	$(15,645)	$(48,345)	$(35,215)
Plus: Stock-based compensation	6,356	3,426	16,603	7,592
Plus: Lawsuit litigation	16	94	43	1,217
Plus: Amortization of purchased intangibles	381	247	880	247
Plus: Transaction costs related to acquisition	281	71	385	71
Plus: Amortization of stock-based compensation capitalized in software development costs	167	51	388	113
Plus: Employer payroll tax on employee equity incentive plans	353	—	833	—

Non-GAAP loss from operations	$(10,684)	$(11,756)	$(29,213)	$(25,975)

GAAP operating margin	(38%)	(54%)	(38%)	(46%)
Non-GAAP adjustments	16%	14%	15%	12%

Non-GAAP operating margin	(22%)	(40%)	(23%)	(34%)

Reconciliation of net loss:
GAAP net loss	$(18,355)	$(15,929)	$(48,293)	$(35,324)
Plus: Stock-based compensation	6,356	3,426	16,603	7,592
Plus: Lawsuit litigation	16	94	43	1,217
Plus: Amortization of purchased intangibles	381	247	880	247
Plus: Transaction costs related to acquisition	281	71	385	71
Plus: Amortization of stock-based compensation capitalized in software development costs	167	51	388	113
Plus: Employer payroll tax on employee equity incentive plans	353	—	833	—

Non-GAAP net loss	$(10,801)	$(12,040)	$(29,161)	$(26,084)

Reconciliation of net loss per share attributable to common stockholders, basic and diluted:
GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.37)	$(0.70)	$(1.01)	$(1.94)
Non-GAAP adjustments to net loss	0.15	0.17	0.40	0.51
Non-GAAP adjustment to weighted-average shares used to compute net loss per share	—	0.25	—	0.80

Non-GAAP net loss per share attributable to common stockholders, basic and diluted	(0.22)	(0.28)	(0.61)	(0.63)

Reconciliation of weighted-average shares used to compute net loss per share attributable to common stockholders:
GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	48,953	22,847	48,001	18,182
Conversion of preferred stock	—	19,476	—	23,076

Non-GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	48,953	42,323	48,001	41,258